Exhibit 21.1

List of Subsidiaries

1.                                        Essex Portfolio, L.P., a California limited partnership

2.                                        Essex Management Corporation, a California corporation

3.                                        Essex-Palisades Facilitator, a California limited partnership

4.                                        Essex Sunpointe Limited, a California limited partnership

5.                                        Essex Washington Interest Partners, a California general partnership

6.                                        Essex San Ramon Partners L.P., a California limited partnership

7.                                        Essex Bristol Partners, L.P., a California limited partnership

8.                                        Essex Fidelity I Corporation, a California corporation

9.                                        Essex Camarillo Corporation, a California corporation

10.                                  Essex Camarillo L.P., a California limited partnership

11.                                  Essex Meadowood Corporation, a California corporation

12.                                  Essex Meadowood, L.P., a California limited partnership

13.                                  Essex Bunker Hill Corporation, a California corporation

14.                                  Essex Bunker Hill, L.P., a California limited partnership

15.                                  Essex Treetops Corporation, a California corporation

16.                                  Essex Treetops, L.P., a California limited partnership

17.                                  Essex Bluffs, L.P., a California limited partnership

18.                                  Essex Huntington Breakers, L.P., a California limited partnership

19.                                  Essex Stonehedge Village, L.P., a California limited partnership

20.                                  Essex Bridle Trails, L.P., a California limited partnership

21.                                  Essex Spring Lake, L.P., a California limited partnership

22.                                  Essex Maple Leaf, L.P., a California limited partnership

23.                                  Fountain Court Apartment Associates, L.P., a Washington limited partnership

24.                                  Essex Fountain Court, LLC, a Washington limited liability company

25.                                  Essex Inglenook Court, LLC, a Delaware limited liability company

26.                                  Essex Wandering Creek, LLC, a Delaware limited liability company

27.                                  Essex Columbus, LLC, a Delaware limited liability company

28.                                  Essex Lorraine, LLC, a Delaware limited liability company

29.                                  Essex Glenbrook, LLC, a Delaware limited liability company

30.                                  Essex Euclid, LLC, a Delaware limited liability company

31.                                  Essex Lorraine, Inc., a California corporation

32.                                  Essex Columbus, Inc., a California corporation

33.                                  Richmond Essex L.P., a California limited partnership

34.                                  Essex Chesapeake L.P., a California limited partnership

35.                                  Essex Los Angeles L.P., a California limited partnership

36.                                  Essex Woodland Apartments L.P., a California limited partnership

37.                                  Essex The Crest L.P., a California limited partnership

38.                                  Essex VFGP L.P., a California limited partnership

39.                                  Essex VFGP Corporation, a Delaware corporation

40.                                  Essex Anaheim, LLC, a Delaware limited liability company

41.                                  Jackson School Village, L.P. a California limited partnership

42.                                  Mount Sutro Terrace Associates, L.P., a California limited partnership

43.                                  Essex El Encanto Apartments, L.P., a California limited partnership

44.                                  Essex Hunt Club Apartment, L.P., a California limited partnership

45.                                  Essex Rosebeach Apartments, L.P., a California limited partnership

46.                                  Essex Andover Park Apartments, L.P., a California limited partnership

47.                                  Essex Carlyle, L.P., a California limited partnership

48.                                  Essex Kelvin Apartments, L.P., a California limited partnership

49.                                  Essex Rivermark Apartments, L.P., a California limited partnership

50.                                  Essex Arboretum Apartments, L.P., a California limited partnership

51.                                  Essex Ocean Villa Apartments, L.P., a California limited partnership

52.                                  Essex Carlsbad Apartments, L.P., a California limited partnership

53.                                  Essex Apartment Value Fund L.P., a Delaware limited partnership

54.                                  Essex Internet Realty Partners, G.P. a California general partnership

55.                                  ESG Property I LLC, a Delaware limited liability company

56.                                  Lineberry Sammamish, LLC, a Washington limited liability company

57.                                  Essex Carlyle, LLC, a Delaware limited liability company

58.                                  Essex Wimbledon Woods Apartments, LLC, a Delaware limited liability company

59.                                  Essex Cochran, L.P., a California limited partnership

60.                                  Essex Cochran, LLC, a Delaware limited liability company

61.                                  Essex Kings Road, L.P., a California limited partnership

62.                                  Essex Kings Road, LLC, a Delaware limited liability company

63.                                  Essex Le Parc, L.P., a California limited partnership

64.                                  Essex Le Parc, LLC, a Delaware limited liability company

65.                                  Essex Monterey Villas, L.P., a California limited partnership

66.                                  Essex Monterey Villas, LLC, a Delaware limited liability company

67.                                  Jaysac, Ltd., a Texas limited partnership

68.                                  JMS Acquisition, LLC, a Delaware limited liability company

69.                                  Jaysac GP Corporation, a Delaware corporation

70.                                  Western Blossom Hill Investors, a California limited partnership

71.                                  Western Los Gatos I Investors, a California limited partnership

72.                                  Western Highridge Investors, a California limited partnership

73.                                  Western San Jose III Investors, a California limited partnership

74.                                  Western Riviera Investors, a California limited partnership

75.                                  Western Palo Alto II Investors, a California limited partnership

76.                                  Irvington Square Associates, a California limited partnership

77.                                  Western Seven Trees Investors, a California limited partnership

78.                                  Western Las Hadas Investors, a California limited partnership

79.                                  San Pablo Medical Investors, LTD, a California limited partnership

80.                                  Gilroy Associates, a California limited partnership

81.                                  The Oakbrook Company, a Ohio limited partnership

82.                                  Pine Grove Apartment Fund, LTD, a California limited partnership

83.                                  Valley Park Apartments, LTD, a California limited partnership

84.                                  Fairhaven Apartment Fund, LTD, a California limited partnership

85.                                  K-H Properties, a California limited partnership

86.                                  Villa Angelina Apartment Fund, LTD, a California limited partnership

87.                                  Essex San Dimas Villa Apartments, L.P, a California limited partnership

88.                                  Essex San Dimas Bonita Apartments, L.P, a California limited partnership

89.                                  Essex San Dimas Canyon Apartments, L.P, a California limited partnership

90.                                  Essex Huntington Beach Apartments, L.P, a California limited partnership

91.                                  Essex Camarillo Oaks 789, L.P., a California limited partnership

92.                                  Essex Emerald Ridge, L.P., a California limited partnership

93.                                  Essex Evergreen Heights, L.P., a California limited partnership

94.                                  Essex Sammamish View, L.P., a California limited partnership

95.                                  Essex Wharfside Pointe, L.P., a California limited partnership

96.                                  Essex CAL-WA, L.P., a California limited partnership

97.                                  Essex Marina City Club, L.P., a California limited partnership

98.                                  Essex Muir Terrace, L.P., a California limited partnership

99.                                  Essex Fountain Park Apartments, L.P., a California limited partnership

100.                            Essex SPE, LLC, a Delaware limited liability company

101.                            Essex MCC, LLC, a Delaware limited liability company

102.                            Essex FPA, LLC, a Delaware limited liability company

103.                            Essex MTA, LLC, a Delaware limited liability company

104.                            Essex Excess Assets TRS, Inc., a Delaware corporation

105.                            Essex Villa Venetia Apartments, L.P., a California limited partnership

106.                            Essex The Pointe, L.P., a California limited partnership

107.                            Essex Tierra Vista, L.P., a California limited partnership

108.                            Essex Green Velley, L.P., a California limited partnership

109.                            Essex Green Valley, L.P., a California limited partnership

110.                            Essex Apartment Value Fund II, L.P., a Delaware limited partnership

111.                            Essex VFGP II, L.P., a Delaware limited partnership

112.                            Essex Vista Belvedere, L.P., a California limited partnership

113.                            Essex Carlmont Woods Apartments, L.P., a California limited partnership

114.                            Essex Harbor Cove Apartments, L.P., a California limited partnership

115.                            Essex Parcwood Apartments, L.P., a California limited partnership

116.                            Essex Marbrisa Long Beach, L.P., a California limited partnership

117.                            Essex Regency Tower Apartments, L.P., a California limited partnership

118.                            Essex Marina City Club, LLC, a Delaware limited liability company

119.                            Essex Northwest Gateway, LLC, a Delaware limited liability company

120.                            Essex VFGP II, Inc., a Delaware corporation

121.                            Essex Lake Merritt, Inc., a California corporation